SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 27, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., (as depositor under the Pooling and Servicing Agreement, dated February 1, 1999, which forms the Trust, which will issue the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2).


                SALOMON BROTHERS MORTGAGE  SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-62737-03               13-3439681
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


Seven World Trade Center, 29th Floor
New York, New York                                                10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-5659

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 10
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 1999 ( the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor, Cendant Mortgage Corporation, as master servicer, and The Chase Manhattan Bank, as trustee. On September 27, 1999 distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on September 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    October 1, 1999            By:  /s/ Cynthia Kerpen
                                        Cynthia Kerpen
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         September 27, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on September 27, 1999

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  SEPTEMBER 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    1


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                          CURRENT
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE            PRINCIPAL     INTEREST         TOTAL         LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A1_1    60,123,603.00   57,466,061.13      750,768.66     311,274.50   1,062,043.16        0.00         0.00         56,715,292.47
A1_2     9,545,000.00    9,545,000.00            0.00      49,713.54      49,713.54        0.00         0.00          9,545,000.00
A1_3     9,545,000.00    9,545,000.00            0.00      53,690.63      53,690.63        0.00         0.00          9,545,000.00
A1_4    15,000,000.00   15,000,000.00            0.00      81,250.00      81,250.00        0.00         0.00         15,000,000.00
A1_5    49,800,000.00   47,987,746.40      511,970.57     259,933.63     771,904.20        0.00         0.00         47,475,775.83
A1_6       200,000.00      200,000.00            0.00       1,083.33       1,083.33        0.00         0.00            200,000.00
A2      68,254,245.00   66,217,581.33      584,104.90     358,678.57     942,783.47        0.00         0.00         65,633,476.43
PO       1,904,951.79    1,814,872.53       14,959.27           0.00      14,959.27        0.00         0.00          1,799,913.26
B1       4,466,000.00    4,441,858.51       36,631.69      24,060.07      60,691.76        0.00         0.00          4,405,226.82
B2       2,010,000.00    1,999,134.76       16,486.72      10,828.65      27,315.37        0.00         0.00          1,982,648.04
B3         781,000.00      776,778.12        6,406.04       4,207.55      10,613.59        0.00         0.00            770,372.08
B4         782,000.00      777,772.90        6,414.24       4,212.94      10,627.18        0.00         0.00            771,358.66
B5         335,000.00      333,189.14        2,747.78       1,804.77       4,552.55        0.00         0.00            330,441.36
B6PO       558,364.57      555,453.59        4,580.79           0.00       4,580.79        0.00         0.00            550,872.80
RII            200.00            0.00            0.00           0.00           0.00        0.00         0.00                  0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 223,305,364.36  216,660,448.41    1,935,070.66   1,160,738.18    3,095,808.84       0.00         0.00        214,725,377.75
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
IO     223,305,364.36  216,660,448.41            0.00      60,089.38       60,089.38       0.00         0.00        214,725,377.75
B6IO       558,364.57      555,453.59            0.00       3,008.71        3,008.71       0.00         0.00            550,872.80
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
B1_1     3,009,032.45    2,993,350.57        24,685.95     16,213.98       40,899.93       0.00         0.00          2,968,664.62
B1_2     1,456,967.55    1,448,507.94        11,945.74      7,846.08       19,791.82       0.00         0.00          1,436,562.20
B2_1     1,354,364.60    1,347,306.19        11,111.14      7,297.91       18,409.05       0.00         0.00          1,336,195.05
B2_2       655,635.40      651,828.57         5,375.58      3,530.74        8,906.32       0.00         0.00            646,452.99
B3_1       526,030.68      523,289.23         4,315.53      2,834.48        7,150.01       0.00         0.00            518,973.70
B3_2       254,969.32      253,488.89         2,090.51      1,373.06        3,463.57       0.00         0.00            251,398.38
B4_1       527,030.68      524,284.01         4,323.73      2,839.87        7,163.60       0.00         0.00            519,960.28
B4_2       254,969.32      253,488.89         2,090.51      1,373.06        3,463.57       0.00         0.00            251,398.38
B5_1       225,727.44      224,551.05         1,851.86      1,216.32        3,068.18       0.00         0.00            222,699.19
B5_2       109,272.56      108,638.09           895.92        588.46        1,484.38       0.00         0.00            107,742.17
B6PO_1     376,243.63      374,388.53         3,087.56          0.00        3,087.56       0.00         0.00            371,300.97
B6PO_2     182,120.94      181,065.06         1,493.23          0.00        1,493.23       0.00         0.00            179,571.83
-----------------------------------------------------------------------------------------------------------------------------------





                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  SEPTEMBER 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #   2

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                      CURRENT                         CURRENT
                     PRINCIPAL                                                  PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR         PRINCIPAL      INTEREST       TOTAL         FACTOR           CLASS          RATE

-------------------------------------------------------------------------------------------  ------------------------------------
A1_1  79548KG85     955.79869240  12.48708698      5.17724295   17.66432993     943.31160543     A1_1           6.500000 %
A1_2  79548KG93   1,000.00000000   0.00000000      5.20833316    5.20833316   1,000.00000000     A1_2           6.250000 %
A1_3  79548KH27   1,000.00000000   0.00000000      5.62500052    5.62500052   1,000.00000000     A1_3           6.750000 %
A1_4  79548KH35   1,000.00000000   0.00000000      5.41666667    5.41666667   1,000.00000000     A1_4           6.500000 %
A1_5  79548KH43     963.60936546  10.28053353      5.21955080   15.50008434     953.32883193     A1_5           6.500000 %
A1_6  79548KJ66   1,000.00000000   0.00000000      5.41665000    5.41665000   1,000.00000000     A1_6           6.500000 %
A2    79548KH76     970.16063001   8.55778128      5.25503681   13.81281809     961.60284873     A2             6.500000 %
PO                  952.71310252   7.85283390      0.00000000    7.85283390     944.86026862     PO             0.000000 %
B1    79548KH84     994.59438200   8.20234886      5.38738692   13.58973578     986.39203314     B1             6.500000 %
B2    79548KH92     994.59440796   8.20234826      5.38738806   13.58973632     986.39205970     B2             6.500000 %
B3    79548KJ25     994.59426376   8.20235595      5.38738796   13.58974392     986.39190781     B3             6.500000 %
B4    79548KJ33     994.59450128   8.20235294      5.38739130   13.58974425     986.39214834     B4             6.500000 %
B5    79548KJ41     994.59444776   8.20232836      5.38737313   13.58970149     986.39211940     B5             6.500000 %
B6PO  79548KJ58     994.78659615   8.20394102      0.00000000    8.20394102     986.58265513     B6PO           0.000000 %
RII   79548KH68       0.00000000   0.00000000      0.00000000    0.00000000       0.00000000     B1_1           6.500000 %
                                                                                                 B1_2           6.500000 %
-------------------------------------------------------------------------------------------      B2_1           6.500000 %
TOTALS              970.24291840   8.66558072      5.19798610   13.86356682     961.57733768     B2_2           6.500000 %
-------------------------------------------------------------------------------------------      B3_1           6.500000 %
                                                                                                 B3_2           6.500000 %
-------------------------------------------------------------------------------------------      B4_1           6.500000 %
IO                  970.24291840   0.00000000      0.26909062    0.26909062     961.57733768     B4_2           6.500000 %
B6IO                994.78659615   0.00000000      5.38843287    5.38843287     986.58265513     B5_1           6.500000 %
-------------------------------------------------------------------------------------------      B5_2           6.500000 %
                                                                                                 B6PO_1         0.000000 %
-------------------------------------------------------------------------------------------      B6PO_2         0.000000 %
B1_1                994.78839785   8.20394941      5.38843641   13.59238582     986.58444843     RII            6.500000 %
B1_2                994.19368674   8.19904328      5.38521259   13.58425587     985.99464346 -----------------------------------
B2_1                994.78839745   8.20395040      5.38843824   13.59238864     986.58444705  IO             0.332812 %
B2_2                994.19367838   8.19903867      5.38521867   13.58425735     985.99463970  B6IO           6.500000 %
B3_1                994.78842185   8.20395115      5.38843096   13.59238210     986.58447070-----------------------------------
B3_2                994.19369358   8.19906489      5.38519693   13.58426182     985.99462869
B4_1                994.78840587   8.20394365      5.38843393   13.59237758     986.58446222
B4_2                994.19369358   8.19906489      5.38519693   13.58426182     985.99462869
B5_1                994.78844929   8.20396492      5.38844546   13.59241039     986.58448437
B5_2                994.19369327   8.19894766      5.38524951   13.58419717     985.99474562
B6PO_1              995.06941819   8.20627847      0.00000000    8.20627847     986.86313972
B6PO_2              994.20231413   8.19911208      0.00000000    8.19911208     986.00320205

-------------------------------------------------------------------------------------------  -----------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:
                     ---------------------------------------
                                MICHAEL A. SMITH
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-8552
                       Email: michael.a.smith@chase.com
                     ---------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       SEPTEMBER 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        PAGE #   3


Sec. 4.02(iii)      Aggregate Amount of Servicing Compensation                                                          38,445.81

Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 1                                                     0.00
Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 2                                                     0.00

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 1 144,623,265.16

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 2  70,102,112.59

Sec. 4.02(vi)       Sub-Pool 1

                         Number of Mortgage Loans as of the related Due Period                                                466

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                144,623,265.16

                         Weighted average remaining term to maturity as of the related Due Period                          348.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period               7.13948%

Sec. 4.02(vi)       Sub-Pool 2

                         Number of Mortgage Loans as of the related Due Period                                                215

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                 70,102,112.59

                         Weighted average remaining term to maturity as of the related Due Period                          345.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period               6.68414%


Sec. 4.02(vii)      DELINQUENCIES

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       SEPTEMBER 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         PAGE #  4



Sec. 4.02(vii)      FORECLOSURE (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(vii)      LOANS IN BANKRUPTCY (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(viii)     REO Properties (Not Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

Sec. 4.02(ix)       Aggregate Book Value of REO Loans                                                                        0.00





                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       SEPTEMBER 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        PAGE #  5






Sec. 4.02(x)        Aggregate Principal Prepayment made during the related Prepayment Period                         1,657,043.00

Sec. 4.02(xi)       Aggregate Realized Losses made during the related Prepayment Period

                         Sub-Pool 1                                                                                          0.00

                         Sub-Pool 2                                                                                          0.00

Sec. 4.02(xii)      Aggregate Extraordinary Trust Fund Expenses withdrawn from the Collection Account
                    or the Distribution Account                                                                              0.00

Sec. 4.02(xvi)      Aggregate Prepayment Interest Shortfalls, to the extent not covered by the Master Servicer               0.00

Sec. 4.02(xvii)     Aggregate amount of Relief Act Interest Shortfall                                                        0.00

Sec. 4.02(xviii)    Applicable Bankruptcy Amount                                                                       100,000.00
                    Applicable Fraud Loss Amount                                                                     2,233,054.00
                    Applicable Special Hazard Amount                                                                 3,604,579.00

Sec. 4.02(xx)       Mortgage Loans as to which foreclosure proceeeding have been concluded                                   0.00

Sec. 4.02(xxi)      Mortgage Loans as to which a Final Liquidation has occurred

                         Number of loans                                                                                     0.00
                         Unpaid principal balance                                                                            0.00
                         Liquidated Proceeds                                                                                 0.00






                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


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